UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Supernus Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

COVID-19 (coronavirus) Business Update

On March 30, 2020, Supernus Pharmaceuticals, Inc. (the “Company”), issued a press release providing a business update, including announcing the suspension of additional enrollment in the Company’s SPN-812 adult trial and the suspension of enrollment in the Company’s SPN-604 study, due to the unknown impact of COVID-19 (coronavirus). The Company is unable to predict the impact of the COVID-19 pandemic on its financial results for 2020.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                                           Other Events.

Risk Factor

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission on February 28, 2020 (the “2019 Form 10-K”), with the following risk factor:

The Company’s financial condition and results of operations for fiscal year 2020 and beyond may be materially and adversely affected by the ongoing COVID-19 outbreak.

The Company is currently following the recommendations of local and federal health authorities to minimize exposure risk for its various stakeholders, including employees. The full extent of the impact of COVID-19 on our business and operating results will depend on future developments that are highly uncertain and cannot be accurately predicted, including new information that may emerge concerning COVID-19 and the actions required to contain COVID-19, or treat its impact, among others.

Although the Company currently continues to have uninterrupted wholesale and retail distribution of its products, and the Company does not anticipate a shortage of its commercial products due to COVID-19 at this time, disruptions may occur for the Company’s customers or suppliers that may materially affect the Company’s ability to obtain supplies or components for its products, manufacture additional product, or deliver inventory in a timely manner. This would result in lost sales, additional costs, penalties, or damage to the Company’s reputation.

Workforce limitations and travel restrictions resulting from related government actions taken to contain spread of the disease may impact many aspects of our business. If a significant percentage of our workforce is unable to work, including because of illness or travel or government restrictions in connection with the COVID-19 outbreak, our operations may be negatively impacted. As a result of government restrictions and social distancing guidelines in the United States, there is an increased reliance on working from home for our employees. For example, the Company’s sales force is currently functioning largely utilizing digital engagement tools, tactics and virtual detailing, which may be less effective than the Company’s ordinary course sales and marketing programs. In addition, patients may not be able to get their prescriptions, or visit their physicians which in turn could adversely impact the prescription volumes of our marketed products, Oxtellar XR and Trokendi XR. Similarly, investigative sites, subjects in clinical trials, and vendors that include our contract research organizations, may be subject to the same workforce limitations and travel restrictions. As a result, we may experience delays or disruptions in our preclinical studies, clinical studies, and non-clinical experiments due to unforeseen circumstances including but not limited to, interruption of key clinical trial activities, such as clinical trial site data monitoring, and interruption of clinical trial subject visits and study procedures.

The Company may also experience other unknown impacts from COVID-19 that cannot be predicted. While there has been no specific notice of delay from the federal authorities, potential interruptions, delay or changes to the operations of the U.S. Food and Drug Administration may impact the approval of SPN-812. We may also experience delays in receiving supplies of our product candidates from our contract manufacturing organizations due to staffing shortages, production slowdowns, stoppages, disruptions in delivery systems.

The Company may also require an increased level of working capital if it experiences extended billing and collection cycles as a result of displaced employees at the Company, payors, revenue cycle management contractors, or otherwise. In addition, the disease outbreak could result in a widespread health crisis that could adversely affect the U.S. economy and financial markets, resulting in an economic downturn that could affect customers’ demand for our products and our ability to raise additional capital or obtain financing on favorable terms.

The Company may experience delays in receipt of financial information, which may preclude timely reporting of financial results to investors and to the SEC.

Accordingly, disruptions to the Company’s business as a result of COVID-19 could result in a material adverse effect on the Company’s business, results of operations, financial condition and prospects in the near-term and beyond 2020.

While the Company has developed a comprehensive COVID-19 contingency plan designed to potentially address the challenges and risks presented by this pandemic, there can be no assurance that such plan will be effective in mitigating the effects of the COVID-19 pandemic on our business operations and consequently the potential material adverse impact on our anticipated revenue, earnings and liquidity.

This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for Supernus’ ongoing obligations to disclose material information under the federal securities laws, Supernus undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which Supernus competes, the forward-looking statements of Supernus contained in this Current Report on Form 8-K are also subject to various risks and uncertainties, including those set forth in Item 1A, “Risk Factors,” in Supernus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which the Company filed on February 28, 2020.

Item 9.01                                          Financial Statements and Exhibits.

(d)                                Exhibits

Exhibit 99.1 — Press Release Dated March 30, 2020, furnished as an Exhibit pursuant to Item 7.01 hereof.

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: April 3, 2020	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Senior Vice-President and Chief Financial Officer